U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 22, 2009

GAMEZNFLIX, INC.

 (Exact Name of Company as Specified in Its Charter)

Nevada	0-29113	90-0224051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1535 Blackjack Road, Franklin, Kentucky		42134
(Address of Principal Executive Offices)		(Zip Code)

Company’s telephone number, including area code:  (270) 598-0395
                                        .

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On April 22, 2009, the Company issued 500,000 restricted shares of common stock to the Company’s chief executive office, John Fleming.  This stock was valued at $80,000 ($0.16 per share) and was issued upon approval of the Company’s board of directors for services rendered to the Company).  As of that date, the total issued and outstanding common stock of the Company was 688,880.

This issuance was undertaken under Rule 506 of Regulation D under the Securities Act of 1933.  That is, the transactions did not involve a public offering and the investor represented that he is a “sophisticated” investor as defined in Rule 502 of Regulation D.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GameZnFlix, Inc.

Dated: August 12, 2009	By:	/s/ John Fleming
John Fleming, CEO